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                                                                   EXHIBIT 10.10


                               EXCHANGE AGREEMENT


          EXCHANGE AGREEMENT, dated as of October 2, 1996, between The Alpine Group, Inc., a Delaware corporation ("ALPINE"), and Superior TeleCom Inc., a Delaware corporation ("TELECOM");

                                    RECITALS

          The Boards of Directors of each of the parties hereto, deem it advisable for the benefit of each of the parties hereto and their respective stockholders that Alpine have the right to exchange certain shares of 6% Cumulative Preferred Stock, par value $1.00 per share ("SUPERIOR PREFERRED STOCK"), of Superior Telecommunications Inc., a Georgia corporation, for shares of 6% Cumulative Preferred Stock, par value $1.00 per share, of TeleCom ("TELECOM PREFERRED STOCK");

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, and warranties contained herein and subject to the conditions and other terms contained herein, the parties hereto do hereby agree as follows:

          Section 1.  EXCHANGE OF SHARES.

               (a) Subject to and in accordance with the terms and conditions of this Agreement, Alpine shall have the right from time to time, upon notice to TeleCom at any time subsequent to October 31, 1997, to sell and transfer to TeleCom up to an aggregate of 20,000 shares of Superior Preferred Stock, in exchange for shares of TeleCom Preferred Stock having substantially the same rights, privileges, terms and conditions as the Superior Preferred Stock, at an exchange ratio of one share of TeleCom Preferred Stock for each share of Superior Preferred Stock.

               (b) The exchange of shares shall occur as promptly as practicable after delivery of the notice provided in Section 1(a). Upon such exchange, Alpine shall deliver to TeleCom stock certificates representing the shares of Superior Preferred Stock, duly endorsed in blank or with appropriate stock powers executed in blank, in proper form for transfer and in form satisfactory to counsel for TeleCom, together with a certificate executed by an officer of Alpine to the effect that the representations, warranties and covenants contained in Section 2 hereof continue to be accurate in all material respects as of the date of such certificate. TeleCom shall deliver to Alpine duly executed stock certificates representing the shares of TeleCom Preferred Stock, duly endorsed in blank or with appropriate stock powers executed in blank, in proper form for transfer and in form

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satisfactory to counsel for Alpine, together with a certificate executed by an officer of TeleCom to the effect that the representations, warranties and covenants contained in Section 3 hereof continue to be accurate in all material respects as of the date of such certificate.

          Section 2.  REPRESENTATIONS OF ALPINE.

               Alpine represents to and agrees with TeleCom as follows:

                    (a) Alpine owns the shares of Superior Preferred Stock free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

                    (b) Alpine has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

                    (c) All necessary corporate proceedings or other similar actions have been duly taken by Alpine to authorize the execution and delivery of this Agreement and the performance of Alpine's obligations hereunder.

                    (d) Alpine is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                    (e) Alpine will acquire the shares of TeleCom Preferred Stock for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act and understands that such shares of TeleCom Preferred Stock will not be registered for sale under the Securities Act or qualified under applicable state securities laws and that the shares of TeleCom Preferred Stock will be delivered to Alpine pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Section 2 are given with the intention that TeleCom may rely thereon for purposes of claiming such exemptions. Alpine understands that the TeleCom Preferred Stock cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

                    (f) Alpine hereby agrees that there may be endorsed upon any certificate representing the shares of TeleCom Preferred Stock acquired pursuant hereto (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

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          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
          ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

          Section 3.  REPRESENTATIONS OF TELECOM.

               TeleCom represents to and agrees with Alpine as follows:

                    (a) Upon the transfer to Alpine of the shares of TeleCom Preferred Stock hereunder, Alpine will acquire good and valid title to such shares free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts (other than any created by Alpine).

                    (b) TeleCom has all requisite power and authority to execute and deliver this Agreement, perform its obligations hereunder, and to issue to and exchange with Alpine the shares of TeleCom Preferred Stock to be exchanged by TeleCom pursuant hereto.

                    (c) All necessary corporate proceedings or other similar actions have been duly taken by TeleCom to authorize the execution and delivery of this Agreement, the performance of TeleCom's obligations hereunder, and to authorize the issuance to and exchange with Alpine of the shares of stock to be exchanged by TeleCom pursuant hereto.

                    (d) TeleCom is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                    (e) TeleCom will acquire the shares of Superior Preferred Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act and understands that such shares of Superior Preferred Stock have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the shares of Superior Preferred Stock will be delivered to TeleCom pursuant to one or more exemptions from the registration or

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qualification requirements of such securities laws and that the representations and warranties contained in this Section 3 are given with the intention that such representations and warranties may be relied upon for purposes of claiming such exemptions. TeleCom understands that the Superior Preferred Stock cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

                    (f) TeleCom hereby agrees that there may be endorsed upon any certificate representing the Superior Preferred Stock acquired pursuant hereto (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

          Section 4. REGISTRATION UNDER THE SECURITIES ACT. Simultaneosly with the execution of this Agreement, the parties are entering into a Registration Rights Agreement substantially in the form attached hereto as Exhibit A.

          Section 5. AMENDMENT AND MODIFICATION. To the fullest extent provided by applicable law, this Agreement may be amended, modified, and supplemented with respect to any of the terms contained herein by mutual consent of the respective Boards of Directors of the parties hereto or by their respective officers duly authorized by such Boards of Directors by an appropriate written instrument.

          Section 6. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either party without the prior written consent of the other party, except that Alpine may assign its rights and obligations hereunder to any transferee of the TeleCom Preferred Stock received by Alpine hereunder.

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          Section 7.  GOVERNING LAW.  This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the law of the State of New York, without giving effect to conflict of laws.

          Section 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          Section 9. HEADINGS AND REFERENCES. The headings contained in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

          Section 10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          Section 11. COMMUNICATIONS. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth on the signature page hereof or such other address as either party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the third Business Day after the date of deposit in the United States mail. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted to be closed.

          Section 12. FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.
                                    *   *   *

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.


                              THE ALPINE GROUP, INC.


                              By /s/ Stewart H. Wahrsager
                                 Name: Stewart H. Wahrsager
                                 Title: Senior Vice President and
                                        Secretary

                                   Address for notices:

                                   The Alpine Group, Inc.
                                   1790 Broadway
                                   New York, New York 10019
                                   Attention: President



                              SUPERIOR TELECOM INC.


                              By /s/ Stewart H. Wahrsager
                                 Name: Stewart H. Wahrsager
                                 Title: Secretary

                                   Address for notices:

                                   Superior TeleCom Inc.
                                   1790 Broadway
                                   New York, New York 10019
                                   Attention: President


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